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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2002



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           TEXAS                         0-8493                  74-1051605
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                       77008
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On April 23, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's dividend.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED APRIL 23, 2002, TITLED STEWART & STEVENSON ANNOUNCES DIVIDEND.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 STEWART & STEVENSON SERVICES, INC.




Date:  April 23, 2002            By: /s/ John H. Doster
                                           Name: John H. Doster
                                           Title: Senior Vice President and
                                                  Chief Financial officer

EXHIBIT INDEX

Company Press Release dated April 23, 2002, titled Stewart & Stevenson Announces Dividend.